NET LOSS PER SHARE (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Earnings per share [abstract]
Weighted number of shares	[1]	31,154,258	22,453,025	20,506,202
Loss attributable to equity holders of the Company		$ 6,462	$ 5,385	$ 10,328

[1]	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.